Commitment and Contingencies	12 Months Ended
Dec. 31, 2019
Commitment and Contingencies
Note 11 - Commitment and Contingencies

From time to time, we may become involved in litigation relating to claims arising out of its operations in the normal course of business. We are not involved in any pending legal proceeding or litigation and, to the best of our knowledge, no governmental authority is contemplating any proceeding to which we area party or to which any of our properties is subject, which would reasonably be likely to have a material adverse effect on us, except for the following:

On December 4, 2015 a claim was filed in the United States District Court, District of Nevada against a number of defendants both individually, and in their various capacities with different organizations or governmental departments. Included in the list of defendants was our Company and its president Tom Lewis, amongst others. This challenge was with respect to land in Tonopah, Nye County that is a part of the Hughes claim package, and the plaintiff alleged that the recorded title to the parcel of land, that comprises the Hughes claims here, was wrongfully changed by the County Recorder to Summa, LLC, a company which our Company holds a significant investment. Additionally the plaintiff alleged that the defendants, including the Company and its president engaged in racketeering, and were part of a conspiracy to fraudulently strip the lands from the plaintiff. Title had been legally changed pursuant to a prior court order issued by the United States District Court of Nevada, and the Company, its president and all other defendants deny any wrongdoing.

Dual identical actions were filed by the plaintiff at this time against the Company and the other defendants: the first mentioned above was filed in the United States District Court, District of Nevada, and the second case was filed in the Fifth Judicial District Court of Nevada in Nye County against an identical list of defendants.

Tom Lewis was never legally served, and received notice in April 2016 that the Plaintiff was discontinuing its action against him.

On May 3, 2016, the case in the Fifth Judicial District Court of Nevada was dismissed with prejudice, and the defendants, including the Company, were awarded legal fees and costs to be paid by the plaintiff, and the Judge was to decide whether Nevada’s Anti-Slapp legislation for frivolous actions applied in this matter. Should the Anti-Slapp portion of the co-Defendants petition be approved it could result in punitive damages of up to $10,000 for each Defendant. The plaintiff immediately appealed, and March 8, 2017 was set as the date to hear the appeal.

On February 6, 2017, the United States District Court, District of Nevada dismissed with predjudice the case against the Company and the other defendants.

On March 8, 2017 the Fifth Judicial District Court of Nevada dismissed the appeal stemming from May 3, 2016, and upheld the defendant’s right to costs, and pending submittal of additional costs for council to attend that hearing will make a written final ruling shortly with respect to costs, and the Anti-Slapp sanctions. At the same time a trial date was set for May 8, 2018 where the court will hear Summa’s petition for “Quiet Title” with respect to its Tonopah properties.

On March 13, 2018 Summa was victorious in a “Quiet Title” ruling set out in the Fifth Judicial District Court where Judge Wanker ruled that Summa’s claim to title in the contested claims is superior to that of any other entity that has come forward with a claim to date.

The Company is of the opinion that these actions were baseless and without merit, and intends to continue to vigorously defend our position as need be.